                                                                     Exhibit 4.1

NUMBER                                                                    SHARES
EPCT

                                 [EPICEPT LOGO]

                              EPICEPT CORPORATION
              Incorporated under the laws of the State of Delaware

COMMON STOCK                                                        COMMON STOCK

                                                           CUSIP [_____________]
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS


This certifies that



is the owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $0.0001 PAR VALUE PER SHARE, OF
                              EPICEPT CORPORATION

(the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

                                     [Seal]

President                                                Chief Financial Officer

Countersigned and Registered:

WACHOVIA BANK, N.A.

Transfer Agent and Registrar

By:
   --------------------------
   Authorized Signature

                              EPICEPT CORPORATION

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder who so requests in writing, a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common         UNIF GIFT MIN ACT  - ________________ Custodian _______________________
                                                                 (Cust)                  (Minor)
TEN ENT - as tenants by the entireties                       under Uniform Gifts to Minors Act ________________
                                                                                                  (State)
JT TEN  - as joint tenants with right of
          survivorship and not as
          tenants in common


     Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Date ____________________       ________________________________________________
                                                  Signature

                                ________________________________________________

                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON
                                THE FACE OF THE CERTIFICATE IN EVERY
                                PARTICULAR WITHOUT ALTERATION OR
                                ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature Guaranteed:




_________________________________________
SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15